MORTGAGE DEED, SECURITY AGREEMENT, AND
                               FINANCING STATEMENT


     This Mortgage Deed, Security Agreement, and Financing Statement ("Mortgage Deed") is dated the 11th day of April, 1996, between the State of Colorado, acting by and through the State Board of Land Commissioners (the "Land Board" or "Mortgagee"), whose address is 620 Centennial Building, 1313 Sherman Street, Denver, Colorado 80203, and Pure Cycle Corporation, a Delaware corporation ("Pure Cycle" or "Mortgagor"), whose address is 5650 York Street, Commerce City, Colorado 80022. The Land Board is the Secured Party/Creditor and Pure Cycle is the Debtor.

     WITNESSETH, that in order to secure the payment of certain obligations under an agreement entitled Comprehensive Amendment Agreement No. 1 among Pure Cycle, the Land Board, and others dated April 11, 1996 (the "Comprehensive Agreement"), the Mortgagor does hereby grant, bargain, sell, convey, and assign unto the Mortgagee, its successors and assigns, the Export Water (as that term is defined in the Amended and Restated Lease Agreement No. S-38280, dated April 11, 1996, between Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado, acting by and through its water activity enterprise, and the Land Board recorded with the Arapahoe County Clerk and Recorder at Book No. ________, Page No. ________ (Reception No. ________), which definition of Export Water is incorporated by this reference) which Export Water is located on and under that certain real property consisting of approximately 24,567.21 acres, more or less, according to U.S. Government Survey, in Arapahoe County, Colorado, more particularly described as follows (the "Lowry Range"):

          Township  5  South,  Range  64  West  of  the  6th  P.M.,
          --------------------------------------------------------
          Sections  7  through  10:  all;
          Sections  15  through  22:  all;
          Sections  27  through  34:  all.

          Township  4  South,  Range  65  West  of  the  6th  P.M.,
          --------------------------------------------------------
          Sections  33:  all  and  34:  all.

          Township  5  South,  Range  65  West  of  the  6th  P.M.,
          --------------------------------------------------------
          Section 3: all; Sections 10 through 15: all, less certain surface rights granted for the Aurora Reservoir (but including the water under the Aurora Reservoir) in Section 15; Sections 22 through 27: all, less certain surface rights granted for the Aurora Reservoir (but including the water under the Aurora Reservoir) in Section 22; Sections 35 and 36: all; Section 34: north 2,183.19 feet.


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          Township  5  South,  Range  66  West  of  the  6th  P.M.,
          --------------------------------------------------------
          Section  36:  all

          (a street address of the Lowry Range does not exist);

     TO HAVE AND TO HOLD the same, together with all and singular the privileges and appurtenances thereunto belonging forever; provided always, that if the Mortgagor or its successor or assigns shall pay or cause to be paid to the Mortgagee, or its successors or assigns, the obligations under the Comprehensive Agreement in accordance with the terms of the Comprehensive Agreement and shall in the meantime keep and perform the covenants and agreements herein contained, then these presents shall be null and void, but otherwise remain in full force and effect.

     This Mortgage Deed shall constitute a security agreement and financing statement, in accordance with the Uniform Commercial Code of Colorado, with respect to all personal property and fixtures included within the Export Water located on and under the Lowry Range. Mortgagor, as Debtor, does hereby grant a security interest in the Export Water, and all its substitutions, additions, replacements and proceeds, to the Mortgagee, as Secured Party.

     That the Mortgagor, for itself and its successors and assigns, covenants and agrees to and with the Mortgagee, its successors and assigns, that it holds the said premises free and clear of all liens and encumbrances, that the Mortgagor will pay in due season all taxes and assessments levied on said premises; that it will pay the costs and attorneys' fees incurred by the Mortgagee, or its successors and assigns in any foreclosure action, other suit or proceeding, by reason hereof; and that upon default in the payment of the obligations under the Comprehensive Agreement or any part thereof, or upon the breach of any of the covenants or agreements herein contained; this Mortgage Deed may be forthwith foreclosed.

     IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage Deed on the date set forth above.

                                        PURE  CYCLE  CORPORATION
Attest:


By:  /s/  Mark  W.  Harding             By:  /s/  Thomas  P.  Clark
     --------------------------------        ---------------------------------
     Mark  W.  Harding,  Secretary           Thomas  P.  Clark,  President
                                        Tax  Payer  ID  No.   84-0705083
                                                              ----------------

STATE  OF  COLORADO     )
   City  and            )  ss.
COUNTY  OF    Denver    )
            ----------

     The  foregoing  instrument  was  acknowledged  before me this   9th__day of
                                                                   -----
April,  1996,  on  behalf  of  Pure  Cycle  Corporation,  by Thomas P. Clark, as
President,  and  by  Mark  W.  Harding,  as  Secretary.

     Witness  my  hand  and  official  seal.

     My  commission  expires:   July  17,  1996
                               ----------------


                                        /s/  Joan  M.  Brennan
                                        -----------------------------------
                                        Notary  Public


                                      -3-
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